Exhibit 10.1


         ASSET PURCHASE AGREEMENT, dated as of March 28, 2006, between CABLE & CO. WORLDWIDE, INC., a Delaware corporation with offices at 800 Third Avenue, 21st Floor, New York, New York 10022 (the "PURCHASER"); and LIFEHEALTHCARE, INC., a Delaware corporation with offices located at 800 Third Avenue, 21st Floor, New York, New York 10022 (the "SELLER").

                                  INTRODUCTION

         The Purchaser desires to acquire substantially all the properties and assets and the portion of the business and goodwill of Seller specified herein in exchange for 600,000,000 shares of common stock, par value $0.001 per share, of the Purchaser (the "PURCHASER COMMON STOCK"), and (ii) the assumption by the Purchaser of certain obligations and liabilities of Seller as hereinafter provided, and Seller desires to effect such exchange.

         The parties hereto, intending to be legally bound, hereby agree as follows:

I.       DEFINITIONS

         ACCRUED BENEFITS.  As defined in Section 2.08(a) hereof.

         ACCRUED LIABILITIES.  As defined in Section 2.08(a) hereof.

         CLOSING. As defined in Section 4.02 hereof.

         CODE. Internal Revenue Code of 1986, as amended.

         EMPLOYMENT AGREEMENT.  As defined in Section 8.07 hereof.

         EMPLOYEE BENEFIT PLAN.  As defined in Section 3(3) of ERISA.

         ENVIRONMENTAL LAWS.  As defined in Section 2.06(f) hereof.

         ERISA. The Employee Retirement Income Security Act of 1974, as amended.

         EXCHANGE ACT. Securities Exchange Act of 1934, as amended, including the rules and regulations of the SEC thereunder.

         HAZARDOUS  SUBSTANCES.  Any  hazardous  waste,  as defined by 42 U.S.C.
Section 6903(5), any hazardous substance, as defined by 42 U.S.C. Section 9601(14), any pollutant or contaminant, as defined by 42 U.S.C. Section 9601(33), and all toxic substances, hazardous materials, or other chemical substances regulated by any other law, rule, or regulation.

         INTANGIBLES. Any patent, patent application, trademark, trademark application, trade name, service mark, copyright, copyright application, franchise, trade secret, computer program (on object or source code or otherwise), or other intangible property or asset.

         LAST PURCHASER BALANCE SHEET. The consolidated balance sheet, and the notes thereto, of Purchaser as of the Last Balance Purchaser Sheet Date.

         LAST PURCHASER BALANCE SHEET DATE. September 30, 2005.

         LAST PURCHASER FINANCIAL STATEMENTS. The financial statements of the Purchaser at and for the year ended September 30, 2005.

         LAST SELLER BALANCE SHEET. The balance sheet, and the notes thereto, of Seller as of the Last Seller Balance Sheet Date.

         LAST SELLER BALANCE SHEET DATE.  December 31, 2005.

         LAST SELLER FINANCIAL STATEMENTS. The financial statements of the Seller at and for the three months ended December 31, 2005.

         OTC. As defined in Section 2.14(i) hereof.

         PARTICIPATE IN.  As defined in Section 7.09 hereof.

         PENSION PLAN. As defined in Section 3(2) of ERISA.

         PURCHASER. As defined in the introductory paragraph hereof.

         PURCHASER COMMON STOCK.  As defined in the introduction hereto.

         PURCHASER DISCLOSURE LETTER.  As defined in Article II hereof.

         PURCHASER INDEMNITIES. The Purchaser and its officers, directors, employees, counsel, agents, and stockholders, in each case past, present, or as they may exist at any time after the date of this Agreement, and each person, if any, who controls, controlled, or will control any of them within the meaning of
Section 15 of the  Securities  Act or Section 20(a) of the  Securities  Exchange
Act.

         PURCHASER SEC DOCUMENTS.  As defined in Section 2.16(a) hereof.

         RELEASE. As defined in 42 U.S.C. Section 9601(22).

         RELEASE TIME.  As defined in Section 7.01 hereof.

         SEC. United States Securities and Exchange Commission.

         SECURITIES ACT. Securities Act of 1933, as amended, including the rules and regulations of the SEC thereunder.

         SELLER. As defined in the introductory paragraph hereof.

         SELLER CAPITAL STOCK.  As defined in Section 3.02 hereof.

         SELLER COMMON STOCK. Common Stock, par value $0.01 per share, of the Seller.

         SELLER DISCLOSURE LETTER.  As defined in Article III hereof.

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

         TAKEOVER PROPOSAL.  As defined in Section 7.06 hereof.

         TAX RETURNS. Any return, report, document, statement, or form required to be filed (whether on a consolidated, combined, separate, or unitary basis) with respect to any Taxes (including any schedules required to be attached thereto), including, without limitation, information returns, claims for refund, amended returns, and declarations of estimated Tax.

         TAXES.  All  taxes,  charges,   fees,  levies,   penalties,   or  other
assessments imposed by any United States federal, state, local, or foreign taxing authority, including any interest, penalties, or additions thereto.

II.      REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         Purchaser hereby represents and warrants to, and agrees with, Seller that the statements set forth in this Article II are true, correct, and complete as of the date of this Agreement, except as otherwise set forth in the corresponding numbered section of the disclosure letter, of even date herewith, from Purchaser to Seller (the "PURCHASER DISCLOSURE LETTER"), to be delivered by Purchaser to Seller in accordance with Section 8.07 hereof, or in the Purchaser SEC Documents (as hereinafter defined):

         SECTION 2.01      ORGANIZATION AND QUALIFICATION.

         The Purchaser has no subsidiaries or affiliated corporation or owns any interest in any other enterprise (whether or not such enterprise is a corporation). Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, with all requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use its properties and assets and to carry on the businesses in which it is now engaged and the businesses in which it contemplates engaging. Other than as set forth in the Purchaser Disclosure Letter or the Purchaser SEC Documents, Purchaser is duly qualified to transact the businesses in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its businesses makes such qualification necessary.

         SECTION 2.02      CAPITALIZATION.

         The authorized capital stock of Purchaser consists of 1,500,000,000 shares of Purchaser Common Stock, of which 334,365,000 shares are outstanding, and 5,000,000 shares of "blank check" preferred stock, none of which is outstanding. Each of such outstanding shares of Purchaser Common Stock is validly authorized, validly issued, fully paid, and nonassessable, has not been issued and is not owned or held in violation of any preemptive or similar right of stockholders. Except as disclosed in the Purchaser SEC Documents, there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of Purchaser or any security or other instrument convertible into, exercisable for, or exchangeable for capital stock of Purchaser. Purchaser SEC


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

Documents, there is outstanding no security or other instrument convertible into, or exchangeable or exercisable for, capital stock of Purchaser.

         SECTION 2.03      FINANCIAL CONDITION.

         Chisolm Bierwolf & Nilson LLC, which has examined the financial statements of the Purchaser, together with the related schedules and notes, for the years ended September 30, 2004 and 2005, filed with the SEC as a part of the SEC Documents, are independent accountants within the meaning of the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder. The Purchaser has filed with the SEC true and correct copies of the following: audited balance sheets of the Purchaser as of June 25, 2004 and 2005; unaudited balance sheets of the Purchaser as of December 31, 2004 and 2005; audited statements of income, statements of stockholders' equity, and statements of cash flows of the Purchaser for the years ended September 30, 2004 and 2005; and the unaudited statements of income, statements of stockholders' equity, and statements of cash flows of the Purchaser for the three months ended December 31, 2004 and 2005. Each such balance sheet presents fairly the financial condition, assets, liabilities, and stockholders' equity of the Purchaser as of its respective date; each such statement of income and statement of stockholders' equity presents fairly the results of operations of the Purchaser for the period indicated; and each such statement of cash flows presents fairly the information purported to be shown therein. The financial statements referred to in this Section 2.05 have been prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved, are in accordance with the books and records of the Purchaser, and complied and will comply as to form in all material respects with all applicable accounting requirements, and the rules and regulations of the SEC with respect thereto where filed. Since December 31, 2005:

                  (i) There has at no time been a material adverse change in the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of Purchaser.

                  (ii) Purchaser has not authorized, declared, paid, or effected any dividend or liquidating or other distribution in respect of its capital stock or any direct or indirect redemption, purchase, or other acquisition of any stock of Purchaser.

                  (iii) The operations and businesses of Purchaser have been conducted in all respects only in the ordinary course, except as described in the Purchaser Disclosure Letter.

There is no fact known to Purchaser which materially adversely affects or in the future (as far as Purchaser can reasonably foresee) may materially adversely affect the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of Purchaser; provided, however, that Purchaser expresses no opinion as to political or economic matters of general applicability. Seller has made known, or caused to be made known, to the accountants or auditors who have prepared, reviewed, or audited the aforementioned consolidated financial statements all material facts and circumstances which could affect the preparation, presentation, accuracy, or completeness thereof.


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

         SECTION 2.04      TAX AND OTHER LIABILITIES.

         The Purchaser does not have any material liability of any nature, accrued or contingent, including, without limitation, liabilities for Taxes, and liabilities to customers or suppliers, other than the following:

                  (i) Liabilities for which full provision has been made on the Last Purchaser Balance Sheet and referred to in Section 2.01(c); and

                  (ii)  Other  liabilities  arising  since  the  Last  Purchaser
         Balance Sheet Date and prior to Closing in the ordinary course of business (which shall not include liabilities to customers on account of defective products or services) which are not inconsistent with the representations and warranties of Purchaser or any other provision of this Agreement.

Without limiting the generality of the foregoing, the amounts set up as provisions for Taxes on the Last Purchaser Balance Sheet are sufficient for all accrued and unpaid Taxes of Purchaser, whether or not due and payable and whether or not disputed, under tax laws, as in effect on the Last Purchaser Balance Sheet Date or now in effect, for the period ended on such date and for all fiscal periods prior thereto. The Internal Revenue Service has audited and settled or the statute of limitations has run upon all federal income tax returns of the Purchaser for all taxable years up to and including the taxable year ended December 31, 1998. The Purchaser has filed all federal, state, local, and foreign tax returns required to be filed by it; has made available to the Seller true and correct copy of each such return which was filed in the past six years; has paid (or has established on the Last Purchaser Balance Sheet a reserve for) all Taxes, assessments, and other governmental charges payable or remittable by it or levied upon it or its properties, assets, income, or franchises which are due and payable; and has made available to the Seller a true and correct copy of any report as to adjustments received by it from any taxing authority during the past six years and a statement as to any litigation, governmental or other proceeding (formal or informal), or investigation pending, threatened, or in prospect with respect to any such report or the subject matter of such report.

         SECTION 2.05      LITIGATION AND CLAIMS.

         Except as described in the Purchaser Disclosure Letter, there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or, to the best of Purchaser's knowledge, threatened, or in prospect (or any basis therefor known to Purchaser) with respect to Purchaser or any of its businesses, properties, or assets. Purchaser is not affected by any present or threatened strike or other labor disturbance nor to the knowledge of Purchaser, is any union attempting to represent any employee of Purchaser as collective bargaining agent. Purchaser is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree which violation or default would have a material adverse effect on Purchaser; nor is Purchaser required to take any action in order to avoid such violation or default.





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

         SECTION 2.06      PROPERTIES.

         (a) Purchaser owns no real property. Purchaser has good and marketable title to all personal properties and assets material to Purchaser and used in its businesses or owned by it (except real and other properties and assets material to Purchaser as are held pursuant to leases or licenses described in the Purchaser Disclosure Letter), free and clear of all liens, mortgages, security interests, pledges, charges, and encumbrances (except such as are listed in the Purchaser SEC Documents or the Purchaser Disclosure Letter).

         (b) Set forth in the Purchaser Disclosure Letter is a true and complete list of all tangible properties and assets owned by Purchaser or leased or licensed by Purchaser from or to a third party (including inventory but not including Intangibles (as hereinafter defined)), and with respect to such properties and assets leased or licensed by Purchaser from or to a third party, a description of such lease or license. All such properties and assets (including Intangibles) owned by Purchaser are reflected on the Last Purchaser Balance Sheet (except for acquisitions subsequent to the Last Purchaser Balance Sheet Date and prior to the Closing Date (as hereinafter defined), which are either noted in the Purchaser Disclosure Letter, disclosed in the Purchaser SEC Documents, or are approved in writing by the Seller). All tangible properties and assets owned by Purchaser or leased or licensed by Purchaser from or to a third party are in good and usable condition (reasonable wear and tear which is not such as to affect adversely the operation of the businesses of Purchaser excepted).

         (c) To the best of Purchaser's knowledge, no real property leased or licensed by Purchaser from or to a third party lies in an area which is, or will be, subject to zoning, use, or building code restrictions which would prohibit, and, to the best of Purchaser's knowledge, no state of facts relating to the actions or inaction of another person or entity or his or its ownership, leasing, or licensing of any real or personal property exists or will exist which would prevent, the continued effective ownership, leasing, or licensing of such real property in the businesses in which Purchaser is now engaged or the businesses in which it contemplates engaging.

         (d) The properties and assets (including Intangibles (as hereinafter defined)) owned by Purchaser (other than those leased or licensed by Purchaser to a third party) or leased or licensed by Purchaser from a third party constitute all such properties and assets which are necessary to the businesses of Purchaser as presently conducted.

         (e) Purchaser has not caused or permitted its businesses properties, or assets to be used to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce, or process any Hazardous Substance, except in compliance with all applicable laws, rules, regulations, orders, judgments, and decrees, and has not caused or permitted the Release (as such term is defined in this Section 2.01(f)(v)) of any Hazardous Substance on or off the site of any property of Purchaser.

         (f) Except as set forth in the Purchaser SEC Documents, (A) Purchaser is in compliance in all material respects with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("ENVIRONMENTAL LAWS") that are applicable to its business, (B) Purchaser has not received notice from any governmental authority or third party of an asserted claim under Environmental Laws, which claim is required to be disclosed in the Purchaser SEC Documents, (C) to the best knowledge of Purchaser, Purchaser is not likely to be required to make future material capital expenditures to comply with Environmental Laws, (D) no property which is owned, leased or occupied by Purchaser has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. ss. 9601, et seq.), or otherwise designated as a contaminated site under applicable state or local law, and (E) Purchaser is not in violation of any federal or state law or regulation relating to occupational safety or health.

         SECTION 2.07      CONTRACTS AND OTHER INSTRUMENTS.

         The Purchaser Disclosure Letter contains a true and correct description of all material contracts, agreements, instruments, leases, licenses, arrangements, or understandings with respect to Purchaser. Purchaser has made available to the Seller (i) the certificate of incorporation (or other charter document) and by-laws of Purchaser and all amendments thereto, as presently in effect, and (ii) the following: (A) true and correct copies of all material contracts, agreements, and instruments referred to in the Purchaser Disclosure Letter or the Purchaser SEC Documents; (B) true and correct copies of all material leases and licenses referred to in the Purchaser Disclosure Letter; and
(C) true and correct written descriptions of all material supply, distribution, agency, financing, or other arrangements or understandings referred to in the Purchaser Disclosure Letter. To the best of Purchaser's knowledge, neither Purchaser nor (to the knowledge of Purchaser) any other party to any such material contract, agreement, instrument, lease, or license is now or expects in the future to be in violation or breach of, or in default with respect to complying with, any term thereof, and each such material contract, agreement, instrument, lease, or license is in full force and is (to the best of Purchaser's knowledge in the case of third parties) the legal, valid, and binding obligation of the parties thereto and (subject to applicable bankruptcy, insolvency, and other laws affecting the enforceability of creditors' rights generally) is enforceable as to them in accordance with its respective terms. Each such material supply, distribution, agency, financing, or other arrangement or understanding is a valid and continuing arrangement or understanding; neither Purchaser nor any other party to any such arrangement or understanding has given notice of termination or taken any action inconsistent with the continuance of such arrangement or understanding; and the execution, delivery, and performance of this Agreement will not prejudice any such arrangement or understanding in any way. Purchaser enjoys peaceful and undisturbed possession under all material leases and licenses under which it is operating. Purchaser is not party to, or bound by, any contract, agreement, instrument, lease, license, arrangement, or understanding, or subject to any charter or other restriction, which has had or (to the knowledge of Purchaser) may in the future have a material adverse effect on the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of Purchaser. Purchaser has not engaged within the last five years in, is not engaging in, and does not intend to engage in any transaction with, and has not had within the last five years, does not now have, and does not intend to have any material contract, agreement, instrument, lease, license, arrangement, or understanding with, any stockholder of Purchaser, any director, officer, or employee of Purchaser (except for employment agreements listed in the Purchaser Disclosure Letter and employment and compensation arrangements described in the Purchaser Disclosure Letter), any relative or affiliate of any stockholder of Purchaser or of any such director, officer, or employee, or any other corporation or enterprise in


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which any stockholder of Purchaser, any such director,  officer, or employee, or any such relative or affiliate then had or now has a 5% or greater equity or voting or other substantial interest, other than those listed and so specified in the Purchaser Disclosure Letter or the Purchaser SEC Documents. The stock ledgers and stock transfer books relating to all issuances and transfers of stock by Purchaser and the minute book records of Purchaser and all proceedings of the stockholders and the Board of Directors and committees thereof of Purchaser since its incorporation made available to counsel to the Seller are the original stock ledgers and stock transfer books and minute book records of Purchaser or exact copies thereof. Purchaser is not in violation or breach of, or in default with respect to, any term of its certificate of incorporation (or other charter document) or by-laws.

         SECTION 2.08  EMPLOYEES.

                  (a) Purchaser does not have, or contribute to, any pension, profit-sharing, option, other incentive plan, or any other type of Employee Benefit Plan (as defined in Section 3(3) of ERISA), or has any obligation to or customary arrangement with employees for bonuses, incentive compensation, vacations, severance pay, sick pay, sick leave, insurance, service award, relocation, disability, tuition refund, or other benefits, whether oral or written, except as set forth in the Purchaser Disclosure Letter. Purchaser has made available to Seller: (A) true and correct copies of all documents evidencing plans, obligations, or arrangements referred to in the Purchaser Disclosure Letter or the Purchaser SEC Documents (or true and correct written summaries, so initialed, of such plans, obligations, or arrangements to the extent not evidenced by documents) and true and correct copies, so initialed, of all documents evidencing trusts, summary plan descriptions, and any other summaries or descriptions relating to any such plans; (B) the two most recent annual reports (Form 5500's), if any, including all schedules thereto and the most recent annual and periodic accounting of related plan assets with respect to each Employee Benefit Plan; (C) the two most recent actuarial valuations with respect to each Pension Plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA; and (D) the most recent determination letter issued by the Internal Revenue Service with respect to each Pension Plan.

                  (b) If any Employee Benefit Plan of Purchaser were to be terminated on the day prior to Closing Date, (A) no liability under Title IV of ERISA would be incurred by Purchaser or the Seller and (B) all Accrued Benefits (as defined in this Section 2.01(h)(ii)) to such day prior to the Closing Date (whether or not vested) would be fully funded in accordance with the assumptions contained in the regulations of the Pension Benefit Guaranty Corporation governing the funding of terminated defined benefit plans. For purposes hereof, "ACCRUED BENEFITS" shall include the value of disability, pre-retirement, death benefits, and all supplements, subsidized, ancillary, and optional forms of benefits. All Accrued Liabilities (for contributions or otherwise) (as defined in this Section 2.08(b)) of Purchaser as of the Closing Date to each Employee Benefit Plan and with respect to each obligation to, or customary arrangement with, employees for bonuses, incentive compensation, vacations, severance pay, sick pay, sick leave, insurance, service award, relocation, disability, tuition refund, or other benefits, whether oral or written, have been paid or accrued for all periods ending prior to the Closing Date and no payment to any Employee Benefit Plan or with respect to any such obligation or arrangement since the Last Purchaser Balance Sheet Date has been disproportionately large compared to prior payments. For purposes hereof, "ACCRUED LIABILITIES" shall include a pro rata contribution to each Employee Benefit Plan or with respect to each such obligation or arrangement for that portion of a plan year or other applicable period which commences prior to, and ends after, the Closing Date, and Accrued Liabilities for any portion of a plan year or other applicable period shall be determined by multiplying the liability for the entire such year or period by a fraction, the numerator of which is the number of days preceding the Closing Date in such year or period and the denominator of which is the number of days in such year or period, as the case may be.

                  (c) There has been no violation of the reporting and disclosure requirements imposed either under ERISA or the Code for which a penalty has been or may be imposed with respect to any Employee Benefit Plan of Purchaser. There has been no breach of fiduciary duty or responsibility with respect to any Employee Benefit Plan of Purchaser. No Employee Benefit Plan of Purchaser or related trust has any liability of any nature, accrued or contingent, including without limitation liabilities for Taxes, other than for routine payments to be made in due course to participants and beneficiaries, except as set forth in the Purchaser Disclosure Letter. Purchaser does not have any formal plan or commitment, whether or not legally binding, to create any additional or modify any existing Employee Benefit Plan or benefit obligation or arrangement described in Section 2.08(a)). Each Employee Benefit Plan of Purchaser which is a group health plan within the meaning of Section 5000(b)(1) of the Code is and has been maintained in full compliance with the applicable requirements of Section 4980B of the Code. Other than the health care continuation requirements of Section 4980B of the Code, Purchaser does not have any obligation to provide post-retirement medical benefits or life insurance coverage or any deferred compensation benefits to any present or former employees. There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, threatened, or (to the best of Purchaser's knowledge) in prospect (or any basis therefor known to Purchaser) with respect to any Employee Benefit Plan of Purchaser or related trust or with respect to any fiduciary, administrator, or sponsor (in its capacity as such) of any Employee Benefit Plan. No Employee Benefit Plan of Purchaser or related trust and no such obligation or arrangement is in violation of, or in default with respect to, any law, rule, regulation, order, judgment, which violation or default would have a material adverse effect thereon or decree nor is Purchaser, any Employee Benefit Plan of Purchaser, or any related trust required to take any action in order to avoid any such violation or default. No event has occurred, or is (to the best of Purchaser's knowledge) threatened or about to occur, which would constitute a prohibited transaction under Section 406 of ERISA.

                  (d) Each Pension Plan maintained for the employees of Purchaser has been qualified, from its inception, under Section 401(a) of the Code and any related trust has been an exempt trust for such period under
Section 501 of the Code. Each Pension Plan has been operated in accordance with its terms. No Pension Plan which is subject to Title IV of ERISA has an accumulated or waived funding deficiency within the meaning of Section 412 of the Code. No investigation or review by the Internal Revenue Service is currently pending or (to the knowledge of Purchaser) is contemplated in which the Internal Revenue Service has asserted or may assert that any Pension Plan is not qualified under Section 401(a) of the Code or that any related trust is not exempt under Section 501 of the Code. Neither Purchaser, nor any organization to which Purchaser is a successor or parent corporation, within the meaning of
Section 4069(b) of ERISA, has divested itself of any entity maintaining or with an obligation to contribute to any Pension Plan which had an "AMOUNT OF UNFUNDED BENEFIT LIABILITIES," as defined in Section 4001(a)(18) of ERISA, at the time of such divestiture. No assessment of any federal taxes with respect to any Employee Benefit Plan of Purchaser has been made or (to the knowledge of Purchaser) is contemplated against Purchaser, or any related trust of any Pension Plan of Purchaser, and nothing has occurred which would result in the assessment of unrelated business taxable income under the Code with respect to any Employee Benefit Plan of Purchaser. Form 5500's have been timely filed with respect to all Pension Plans of Purchaser. No event has occurred or (to the knowledge of Purchaser) is threatened or about to occur which would constitute a reportable event within the meaning of Section 4043(b) of ERISA. No notice of termination has been filed by the plan administrator pursuant to Section 4041 of ERISA or issued by the Pension Benefit Guaranty Corporation pursuant to Section 4042 of ERISA with respect to any Pension Plan of Purchaser.

                  (e) Purchaser does not currently contribute to, and since September 16, 1980 has not effectuated either a complete or partial withdrawal from, any multiemployer Pension Plan within the meaning of Section 3(37) of ERISA.

                  (f) The Purchaser Disclosure Letter contains a true and correct statement of the names, relationship with Purchaser, present rates of compensation (whether in the form of salary, bonuses, commissions, or other supplemental compensation now or hereafter payable), and aggregate compensation for the fiscal year ended September 30, 2005 of (A) each director, officer, or other employee of Purchaser whose aggregate compensation for the fiscal year ended September 30, 2005 exceeded US$25,000 or whose aggregate compensation presently exceeds the rate of US$25,000 per annum and (B) all sales agents, dealers, or distributors of Purchaser. Since September 30, 2005, Purchaser has not changed the rate of compensation of any of its directors, officers, employees, agents, dealers, or distributors, nor has any Employee Benefit Plan or program of Purchaser been instituted or amended to increase benefits thereunder. There is no contract, agreement, plan, arrangement, or understanding covering any person that, individually or collectively, could give rise to the payment of any amount that would not be deductible by Purchaser by reason of
Section 280G of the Code.

                  (g) Purchaser has not, since at least December 31, 2004, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer (or equivalent thereof) thereof.

         SECTION 2.09   PATENTS, TRADEMARKS, ET CETERA.

         The Purchaser does not own or have pending, and is not licensed or otherwise permitted to use, any material Intangibles, other than as described in the Purchaser Disclosure Letter or the Purchaser SEC Documents. Each Intangible is validly issued and is currently in force and uncontested in all jurisdictions in which it is used or in which such use is contemplated. The Purchaser Disclosure Letter contains a true and correct listing of: (i) all Intangibles which are owned (either in whole or in part), used by, or licensed to Purchaser or which otherwise relate to the businesses of Purchaser, and a description of each such Intangible which identifies its owner, registrant, or applicant; (ii) all contracts, agreements, instruments, leases, and licenses and identification of all parties thereto under which Purchaser owns or uses any Intangible (whether or not under license from third parties), together with the identification of the owner, registrant, or applicant of each such Intangible;
(iii) all contracts, agreements, instruments, leases, and licenses and identification of all parties thereto under which Purchaser grants the right to use any Intangible; (iv) all validity, infringement, right-to-use, or other opinions of counsel (whether in-house or outside) which concern the validity, infringement, or enforceability of any Intangible owned or controlled by a party other than Purchaser which relates to the businesses, properties, or assets of Purchaser. Except as specified in the Purchaser Disclosure Letter or the Purchaser SEC Documents, to the knowledge of Purchaser: (v) Purchaser is the sole and exclusive owner or licensee of, and (other than those exclusively licensed by Purchaser to a third party) has the right to use, all Intangibles;
(vi) no Intangible is subject to any order, judgment, decree, contract, agreement, instrument, lease, or license restricting the scope of the use thereof; (vii) during the last five years, Purchaser has not been charged with, and has not charged others with, unfair competition, infringement of any Intangible, or wrongful use of confidential information, trade secrets, or secret processes; and (viii) Purchaser is not using any patentable invention, confidential information, trade secret, or secret process of others. There is no right under any Intangible necessary to the businesses of Purchaser as presently conducted or as it contemplates conducting, except such as are so designated in the Purchaser Disclosure Letter or the Purchaser SEC Documents. Except as described in the Purchaser Disclosure Letter or the Purchaser SEC Documents, Purchaser has not infringed, is not infringing, and has not received notice of infringement in respect of the Intangibles or asserted Intangibles of others, nor has Purchaser been advised by counsel or others that it is infringing or may infringe the Intangibles or asserted Intangibles of others if any currently contemplated business activity is effectuated. To the knowledge of Purchaser, there is no infringement by others of Intangibles of Purchaser. As far as Purchaser can reasonably foresee, there is no Intangible or asserted Intangible of others that may materially adversely affect the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of Purchaser. All material contracts, agreements, instruments, leases, and licenses pertaining to Intangibles to which Purchaser is a party, or to which any of its businesses, properties, or assets are subject, are in compliance in all material respects with all laws, rules, regulations, orders, judgments, and decrees binding on Purchaser or to which any of its businesses, properties, or assets are subject. Purchaser did not register any trademark, tradename or service mark, design, or name used by Purchaser to identify its products, businesses, or services. Neither any stockholder of Purchaser, any director, officer, or employee of Purchaser, any relative or affiliate of any stockholder of Purchaser, any such director, officer, or employee, nor any other corporation or enterprise in which any stockholder of Purchaser, any such director, officer, or employee, or any such relative or affiliate had or now has a 5% or greater equity or voting or other substantial interest, possesses any Intangible which relates to the businesses of Purchaser.

         SECTION 2.10  QUESTIONABLE PAYMENTS.

         Neither Purchaser, nor any director, officer, agent, employee, or other person associated with, or acting on behalf of, Purchaser, nor any stockholder of Purchaser has, directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment.

         SECTION 2.11  AUTHORITY.

         The Purchaser has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary corporate proceedings of
Purchaser have been duly taken to authorize the execution, delivery, and performance of this Agreement thereby. This Agreement has been duly authorized, executed, and delivered by Purchaser, constitutes the legal, valid, and binding obligation of Purchaser, and is enforceable as to Purchaser in accordance with its terms. Except as otherwise set forth in this Agreement, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by Purchaser for the execution, delivery, or performance of this Agreement by Purchaser. No consent of any party to any material contract, agreement, instrument, lease, license, arrangement, or understanding to which Purchaser is a party, or to which it or any of its businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement (except such consents referred to in the Purchaser Disclosure Letter); and the execution, delivery, and performance of this Agreement will not (if the consents referred to in the Purchaser Disclosure Letter are obtained prior to the Closing) violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to receive rights or privileges that such party was not entitled to receive before this Agreement was executed under, or create any obligation on the part of Purchaser to which it was not subject immediately before this Agreement was executed under, any term of any such material contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the certificate of incorporation (or other charter document) or by-laws of Purchaser, or (if the provisions of this Agreement are satisfied) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on Purchaser or to which any of its businesses, properties, or assets are subject, which violation or breach would have a material adverse effect on Purchaser. Neither Purchaser, nor any of its officers, directors, employees, or agents has employed any broker or finder or incurred any liability for any fee, commission, or other compensation payable by any person on account of alleged employment as a broker or finder, or alleged performance of services as a broker or finder, in connection with or as a result of this Agreement or the transactions contemplated hereby and in connection herewith.

         SECTION 2.12  STATUS OF SHARES OF PURCHASER COMMON STOCK TO BE ISSUED.

         Assuming without investigation that the shares of Seller Capital Stock outstanding on the Closing Date are validly authorized, validly issued, fully paid, and nonassessable, the shares of Purchaser Common Stock to be issued pursuant to this Agreement are validly authorized and, when the such shares of Purchaser Common Stock have been duly delivered pursuant to the terms of this Agreement, such shares of Purchaser Common Stock will be validly issued, fully paid, and nonassessable and will not have been issued, owned or held in violation of any preemptive or similar right of stockholder.

         SECTION 2.13  INSURANCE.

         The Purchaser currently maintains no insurance; however, the Company has at no time been refused any insurance coverage sought or applied for

         SECTION 2.14  TRADING MATTERS.

         At the date hereof and at the Closing Date:

                  (i) the Purchaser Common Stock is traded and quoted in the over-the-counter market (the "OTC");

                  (ii) Purchaser has and shall have performed or satisfied all of its undertakings to, and of its obligations and requirements with, the SEC;

                  (iii) Purchaser has not, and shall not have taken any action that would preclude, or otherwise jeopardize, the inclusion of the Purchaser Common Stock for quotation on the OTC Bulletin Board or the Nasdaq Stock Market.

         SECTION 2.15  COMPLETENESS OF DISCLOSURE.

         No representation or warranty by Purchaser in this Agreement contains or, and at the Closing Date will contain, an untrue statement of material fact or omits or, at the Closing Date, will omit to state a material fact required to be stated therein or necessary to make the statements made not misleading.

         SECTION 2.16  PERIODIC REPORTING.

                  (a) The  Purchaser  Common  Stock  has been  registered  under
Section 12(g) of the Exchange and Purchaser is subject to the periodic reporting requirements of Section 13 of the Exchange Act. Purchaser has heretofore made available to the Seller true, complete, and correct copies of all forms, reports, schedules, statements, and other documents required to be filed by it under the Exchange Act since at least as such documents have been amended since the time of the filing thereof (together with any of the foregoing to be filed prior to the Closing, the "PURCHASER SEC DOCUMENTS"). The Purchaser SEC Documents, including, without limitation, any financial statements and schedules included therein, at the time filed or, if subsequently amended, as so amended,
(i) did not contain any untrue statement of a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (ii) complied in all respects with the applicable requirements of the Exchange Act and the applicable rules and regulations thereunder. The financial statements included in the Purchaser SEC Documents complied when filed as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles in the United States, applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited financial statements, as permitted by the rules and regulations of the SEC) and fairly present, subject in the case of the unaudited financial statements, to customary year end audit adjustments, the financial position of Purchaser as at the dates thereof and the results of its operations and cash flows.

                  (b) The Purchaser maintains disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the Exchange Act; such controls and procedures are effective to ensure that all material information concerning the Purchaser is made known on a timely basis to the individuals responsible for the preparation of the Purchaser's filings with the SEC and other public disclosure documents. Purchaser has made available to the Seller copies of, all written descriptions of, and all policies, manuals and other documents promulgating, such disclosure controls and procedures. As used in this Section, the term "FILE" shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.

         SECTION 2.17  COMPLIANCE WITH LAW AND GOVERNMENT REGULATIONS.

                  (a) The Purchaser is in compliance with, and is not in violation of, applicable federal, state, local or foreign statutes, laws and regulations (including without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business. The Purchaser is not subject to any order, decree, judgment or other sanction of any court, administrative agency or other tribunal.

                  (b) Each of Purchaser, its directors and its senior financial officers has consulted with Purchaser's independent auditors and with Purchaser's outside counsel with respect to, and (to the extent applicable to Purchaser) is familiar in all material respects with all of the requirements of, Sarbanes-Oxley Act of 2002. The Purchaser intends to compliant with the provisions of such act applicable to it as of the date hereof and intends to implement such programs and reasonable steps, upon the advice of Purchaser's independent auditors and outside counsel, respectively, to ensure such future compliance (not later than the relevant statutory and regulatory deadlines therefore) with all provisions of such act which shall become applicable thereto after the date hereof.

         SECTION 2.18  LEGAL PROCEEDINGS AND HISTORY.

         The Purchaser hereby represents that, to the knowledge of Purchaser, no officer, director or affiliate of Purchaser, has been, within the five years ending on the Closing Date, a party to any bankruptcy petition against such person or against any business of which such person was affiliated; convicted in a criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting their involvement in any type of business, securities or banking activities; or found by a court of competent jurisdiction in a civil action, by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

         SECTION 2.19  MATERIAL CHANGES.

         Subsequent to the respective dates as of which information is given in the Purchaser SEC Documents, there has not been (i) any material adverse change in the business, prospects, financial condition or results of operations of Purchaser, (ii) any transaction committed to or consummated that is material to Purchaser, (iii) any obligation, direct or contingent, that is material to Purchaser incurred by Purchaser, except such obligations as have been incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding indebtedness of Purchaser that is material to Purchaser, (v) any dividend or distribution of any kind declared, paid, or made on the capital stock of Purchaser, or (vi) any loss or damage (whether or not insured) to the property of Purchaser which has a material adverse effect on the business, prospects, condition (financial or otherwise), or results of operations thereof.

         SECTION 2.20  STABILIZATION.

         The Purchaser has not, and no person acting on behalf thereof, has taken or will take, directly or indirectly, any action designed to, or that might reasonably be expected to cause or result in, stabilization in violation of law, or manipulation, of the price of the Purchaser Common Stock.

         SECTION 2.21  CERTAIN LOANS.

         There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by Purchaser to, or for the benefit of, any of the officers, directors, or director-nominees of Purchaser or any of the members of the families of any of them.

         SECTION 2.22  FINDERS.

         The Purchaser has not incurred any liability, direct or indirect, for finders' or similar fees on behalf of or payable by Purchaser or Seller in connection with this Agreement or any other transaction contemplated hereby.

         SECTION 2.23  THIRD PARTY REGISTRATION RIGHTS.

         No stockholder of Purchaser has any right to request or require Purchaser to register the sale of any shares owned by such stockholder under the Securities Act on any registration statement.

         SECTION 2.24  VALIDITY OF SHARES.

         The shares of Purchaser Common Stock to be delivered to Seller pursuant to this Agreement, when issued in accordance with the terms and provisions of this Agreement, will be validly authorized and issued, fully paid, and nonassessable.

III.     REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller hereby represents and warrants to, and agrees with, Purchaser that the statements set forth in this Article III are true, correct, and complete as of the date of this Agreement except as otherwise set forth in the corresponding numbered section of the letter, dated even date herewith, from Seller to Purchaser (the "SELLER DISCLOSURE LETTER"), to be delivered by Seller to Purchaser in accordance with Section 7.10 hereof:

         SECTION 3.01  ORGANIZATION AND QUALIFICATION.

         Seller has no subsidiaries or affiliated corporation or owns any interest in any other enterprise (whether or not such enterprise is a corporation). Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, with all requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use its properties and assets and to carry on the businesses in which it is now engaged and the businesses in which it contemplates engaging. Other than as set forth in the Seller Disclosure Letter, Seller is duly qualified to transact the businesses in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its businesses makes such qualification necessary.

         SECTION 3.02  CAPITALIZATION.

         The authorized capital stock of Seller consists of 2,000 shares of Seller Common Stock, of which 200 shares are issued and outstanding. Each of the outstanding shares of Seller Common Stock is validly authorized, validly issued, fully paid, and nonassessable, has not been issued and is not owned or held in violation of any preemptive right of stockholders and by the owners set forth in the Seller Disclosure Letter, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, and voting trusts. Except as set forth in the Seller Disclosure Letter, there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of Seller Capital Stock or any security or other instrument convertible into, exercisable for, or exchangeable for Seller Capital Stock. Except as set forth in the Seller Disclosure Letter, there is outstanding no security or other instrument convertible into or exercisable or exchangeable for Seller Capital Stock.

         SECTION 3.03  FINANCIAL CONDITION.

         Chisolm Bierwolf & Nilson LLC, which has examined the financial statements of the Company, together with the related schedules and notes, for the period from inception through September 30, 2005 and the three months ended December 31, 2005, are independent accountants within the meaning of the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder. Seller has provided to Purchaser true and correct copies of the following: audited balance sheets of Seller as of September 30, 2005; unaudited balance sheets of Seller as of December 31, 2005; audited statements of income, statements of stockholders' equity, and statements of cash flows of Seller for the period ended September 30, 2005; and the unaudited statements of income, statements of stockholders' equity, and statements of cash flows of Seller for the three months ended December 31, 2005. Each such balance sheet presents fairly the financial condition, assets, liabilities, and stockholders' equity of Seller as of its respective date; each such statement of income and statement of stockholders' equity presents fairly the results of operations of Seller for the period indicated; and each such statement of cash flows presents fairly the information purported to be shown therein. The financial statements referred to in this Section 3.03 will have been prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved, are in accordance with the books and records of Seller, and complied and will comply in all material respects with all applicable accounting requirements. Since the Last Seller Balance Sheet Date:

                  (i) There has at no time been a material adverse change in the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of Seller.

                  (ii) Seller has not authorized, declared, paid, or effected any dividend or liquidating or other distribution in respect of its capital stock or any direct or indirect redemption, purchase, or other acquisition of any stock of Seller.

                  (iii) The operations and businesses of Seller have been conducted in all respects only in the ordinary course, except as described in the Seller Disclosure Letter.

There is no fact known to Seller which materially adversely affects or in the future (as far as Seller can reasonably foresee) may materially adversely affect the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of Seller; provided, however, that Seller expresses no opinion as to political or economic matters of general applicability. Seller has made known, or caused to be made known, to the accountants or auditors who have prepared, reviewed, or audited the aforementioned consolidated financial statements all material facts and circumstances which could affect the preparation, presentation, accuracy, or completeness thereof.

         SECTION 3.04      TAX AND OTHER LIABILITIES.

         Neither Seller nor any Seller Subsidiary has any material liability of any nature, accrued or contingent, including, without limitation, liabilities for Taxes, and liabilities to customers or suppliers, other than the following:

                  (i) Liabilities for which full provision has been made on the Last Seller Balance Sheet and the notes thereto; and

                  (ii) Other liabilities arising since the Last Seller Balance Sheet Date and prior to the Closing Date in the ordinary course of business (which shall not include liabilities to customers on account of defective products or services) or in connection with the transactions contemplated hereby or in connection herewith which are not inconsistent with the representations and warranties of Seller or any other provision of this Agreement.

Without limiting the generality of the foregoing, the amounts set up as provisions for Taxes on the Last Seller Balance Sheet are sufficient for all accrued and unpaid Taxes of Seller, whether or not due and payable and whether or not disputed, under tax laws, as in effect on the Last Seller Balance Sheet Date or now in effect, for the period ended on such date and for all fiscal periods prior thereto. The execution, delivery, and performance of this Agreement by Seller will not cause any Taxes to be payable other than by the stockholders of Seller or cause any lien, charge, or encumbrance to secure any Taxes to be created either immediately or upon the nonpayment of any Taxes other than on the properties or assets of the stockholders of Seller. Seller has not been required to file any tax returns by any overseas tax authorities or required to pay any taxes, assessments, and other governmental charges payable or remittable by it or levied upon it or its properties, assets, income, or franchises which are due and payable. Seller is not subject to any litigation, governmental or other proceeding (formal or informal), or investigation pending, threatened, or in prospect with respect to any such report or the subject matter of such report.

         SECTION 3.05  LITIGATION AND CLAIMS.

         There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, threatened, or, to the best of Seller's knowledge, in prospect (or any basis therefor known to Seller), with respect to Seller or any of its businesses, properties, or assets, except as described in the Seller Disclosure Letter. Seller is not affected by any present or threatened strike or other labor disturbance nor to the knowledge of Seller is any union attempting to represent any employee of Seller as collective bargaining agent. Seller is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree which violation or default would have a material adverse effect upon Seller; nor is Seller required to take any action in order to avoid such violation or default.

         SECTION 3.06  PROPERTIES.

                  (a) Seller owns any legal or equitable interest in any real property. Seller has good and marketable title to all other properties and assets material thereto, used in its business or owned by it (except real and other properties and assets as are held pursuant to leases or licenses described in the Seller Disclosure Letter), free and clear of all liens, mortgages, security interests, pledges, charges, and encumbrances (except such as are listed in the Seller Disclosure Letter).

                  (b) All accounts and notes receivable reflected on the Last Seller Balance Sheet, or arising since the Last Seller Balance Sheet Date, have been collected, or are and will be good and collectible, in each case at the aggregate recorded amounts thereof without right of recourse, defense, deduction, return of goods, counterclaim, offset, or set off on the part of the obligor, and, if not collected, can reasonably be anticipated to be paid within 180 days of the date incurred.

                  (c) Set forth in the Seller Disclosure Letter is a true and complete list of all tangible properties and assets owned by Seller or leased or licensed by Seller from or to a third party (including inventory but not including Intangibles), and with respect to such properties and assets leased or licensed by Seller from or to a third party, a description of such lease or license. All such properties and assets (including Intangibles) owned by Seller are reflected on the Last Seller Balance Sheet (except for acquisitions subsequent to the Last Seller Balance Sheet Date and prior to the Closing Date, which are either noted in the Seller Disclosure Letter or are approved in writing by Seller). All tangible properties and assets owned by Seller or leased or licensed by Seller from or to a third party are in good and usable condition (reasonable wear and tear which is not such as to affect adversely the operation of the businesses of Seller excepted).

                  (d) To the best of Seller's knowledge, no real property owned by Seller or leased or licensed by Seller from or to a third party lies in an area which is, or will be, subject to zoning, use, or building code restrictions which would prohibit, and, to the best of Seller's knowledge, no state of facts relating to the actions or inaction of another person or entity or his or its ownership, leasing, or licensing of any real or personal property exists or will exist which would prevent, the continued effective ownership, leasing, or licensing of such real property in the businesses in which Seller or such Seller Subsidiary is now engaged or the businesses in which it contemplates engaging.

                  (e) The properties and assets (including Intangibles) owned by Seller (other than those leased or licensed by Seller or any Seller Subsidiary to a third party) or leased or licensed by Seller from a third party constitute all such properties and assets which are necessary to the business of Seller as presently conducted or as they contemplate conducting.

                  (f) Seller has not caused or permitted its businesses properties, or assets to be used to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce, or process any Hazardous Substance except in compliance with all applicable laws, rules, regulations, orders, judgments, and decrees, and has not caused or permitted the Release of any Hazardous Substance on or off the site of any property of Seller.

                  (g) Except as set forth in the Seller Disclosure Letter, (A) Seller is in compliance in all material respects with all Environmental Laws that are applicable to its business, (B) Seller has not received notice from any governmental authority or third party of an asserted claim under Environmental Laws, which claim is required to be disclosed in the Seller Disclosure Letter,
(C) to the best knowledge of Seller, Seller is not likely to be required to make future material capital expenditures to comply with Environmental Laws, (D) no property which is owned, leased or occupied by Seller has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. ss. 9601, et seq.), or otherwise designated as a contaminated site under applicable state or local law, and (E) Seller is not in violation of any federal or state law or regulation relating to occupational safety or health.

         SECTION 3.07  CONTRACTS AND OTHER INSTRUMENTS.

         The Seller Disclosure Letter contains a true and correct description of all material contracts, agreements, instruments, leases, licenses, arrangements, or understandings with respect to Seller taken as a whole. Seller has made available to Purchaser: (i) the certificate of incorporation and by-laws of Seller (or, in each case, the comparable charter documents, if any, under applicable law) and all amendments thereto, as presently in effect, certified by the Secretary thereof or an authorized signatory thereof and (ii) the following:
(A) true and correct copies of all material contracts, agreements, and instruments referred to in the Seller Disclosure Letter; (B) true and correct copies of all material leases and licenses referred to in the Seller Disclosure Letter; and (C) true and correct written descriptions of all material supply, distribution, agency, financing, or other arrangements or understandings referred to in the Seller Disclosure Letter. Except as set forth in Section the Seller Disclosure Letter, Seller is not party to any employment agreement with any employee thereof. To the best of Seller's knowledge, none of Seller, or any other party to any such contract, agreement, instrument, lease, or license is now or expects in the future to be in violation or breach of, or in default with respect to complying with, any term thereof, and each such material contract, agreement, instrument, lease, or license is in full force and is (to the best of Seller's knowledge in the case of third parties) the legal, valid, and binding obligation of the parties thereto and (subject to applicable bankruptcy, insolvency, and other laws affecting the enforceability of creditors' rights generally) is enforceable as to them in accordance with its terms. Each such material supply, distribution, agency, financing, or other arrangement or understanding is a valid and continuing arrangement or understanding; none of Seller or any other party to any such arrangement or understanding has given notice of termination or taken any action inconsistent with the continuance of such arrangement or understanding; and the execution, delivery, and performance of this Agreement will not prejudice any such arrangement or understanding in any way. Seller enjoys peaceful and undisturbed possession under all leases and licenses under which it is operating. Seller is party to, or bound by, any contract, agreement, instrument, lease, license, arrangement, or understanding, or subject to any charter or other restriction, which has had or, to the best of Seller's knowledge, may in the future have a material adverse effect on the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of Seller, and, following the consummation of the transactions contemplated hereby, Purchaser. Seller has not engaged within the last five years in, is engaging in, or intends to engage in any transaction with, or has had within the last five years, now has, or intends to have any contract, agreement, instrument, lease, license, arrangement, or understanding with, any stockholder of Seller, any director, officer, or employee of Seller (except for employment agreements listed in the Seller Disclosure Letter and employment and compensation arrangements described in the Seller Disclosure Letter), any relative or affiliate of any stockholder of Seller, any such director, officer, or employee, or any other corporation or enterprise in which any stockholder of Seller, any such director, officer, or employee, or any such relative or affiliate then had or now has a 5% or greater equity or voting or other substantial interest, other than those listed and so specified in the Seller Disclosure Letter. The stock ledgers and stock transfer books and the minute book records of Seller relating to all issuances and transfers of stock by Seller and all proceedings of the stockholders and the Board of Directors and committees thereof of Seller since its incorporation made available to Purchaser are the original stock ledgers and stock transfer books and minute book records thereof or exact copies thereof. Seller is not in violation or breach of, or in default with respect to, any term of its certificate of incorporation or by-laws (or the comparable charter document, if any, under applicable law).

         SECTION 3.08  EMPLOYEES.

                  (a) Seller has not had, or contributed to, any pension, profit-sharing, option, other incentive plan, or any other type of Employee Benefit Plan or has any obligation to or customary arrangement with employees for bonuses, incentive compensation, vacations, severance pay, sick pay, sick leave, insurance, service award, relocation, disability, tuition refund, or other benefits, whether oral or written.

                  (b) The Seller does not have, and has not ever had, employees.

                  (c) Seller has complied and is complying in all material respects with all laws relating to the employment of labor, including, without limitation, any provision thereof relating to wages, hours, collective bargaining, employee health, safety and welfare, and the payment of social security and similar taxes. Seller is not a party to any collective bargaining or union contract, and to the best of Seller's knowledge, there exists no current union organizational effort with respect to any employee of Seller. Seller has not experienced any material labor difficulties, including, without limitation, strikes, slowdowns, or work stoppages, within the five-year period preceding the date hereof.

         SECTION 3.09  PATENTS, TRADEMARKS, ET CETERA.

         Seller does not own or have pending, or is licensed or otherwise permitted to use, any material Intangible, other than as described in the Seller Disclosure Letter. Each Intangible is validly issued and is currently in force and uncontested in all jurisdictions in which it is used or in which such use is contemplated. The Seller Disclosure Letter contains a true and correct listing of: (i) all Intangibles which are owned (either in whole or in part), used by, or licensed to Seller or which otherwise relate to the businesses of Seller, and a description of each such Intangible which identifies its owner, registrant, or applicant; (ii) all contracts, agreements, instruments, leases, and licenses and identification of all parties thereto under which Seller owns or uses any Intangible (whether or not under license from third parties), together with the identification of the owner, registrant, or applicant of each such Intangible;
(iii) all contracts, agreements, instruments, leases, and licenses and identification of all parties thereto under which Seller grants the right to use any Intangible; and (iv) all validity, infringement, right-to-use, or other opinions of counsel (whether in-house or outside) which concern the validity, infringement, or enforceability of any Intangible owned or controlled by a party other than Seller which relates to the businesses, properties, or assets of Seller. Except as specified in the Seller Disclosure Letter: (v) Seller is the sole and exclusive owner or licensee of, and (other than those licensed by Seller to a third party) has the right to use, all Intangibles; (vi) no Intangible is subject to any order, judgment, decree, contract, agreement, instrument, lease, or license restricting the scope of the use thereof; (vii) during the last five years, Seller has not been charged with, or has charged others with, unfair competition, infringement of any Intangible, or wrongful use of confidential information, trade secrets, or secret processes; and (viii) Seller is not using any patentable invention, confidential information, trade secret, or secret process of others. There is no right under any Intangible necessary to the businesses of Seller as presently conducted or as it contemplates conducting, except such as are so designated in the Seller Disclosure Letter. Seller has not infringed, is not infringing, and has not received notice of infringement in respect of the Intangibles or asserted Intangibles of others, nor has Seller been advised by counsel or others that it is infringing or may infringe the Intangibles or asserted Intangibles of others if any currently contemplated business activity is effectuated. To the knowledge of Seller, there is no infringement by others of Intangibles of Seller. As far as Seller can foresee, there is no Intangible or asserted Intangible of others that may materially adversely affect the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of Seller. All contracts, agreements, instruments, leases, and licenses pertaining to Intangibles to which Seller is a party, or to which any of its businesses, properties, or assets are subject, are in compliance with all laws, rules, regulations, orders, judgments, and decrees binding on Seller or to which any of its businesses, properties, or assets are subject. The trademarks, tradenames, and service marks used by Seller to identify its businesses, and services are as set forth in the Seller Disclosure Letter. Neither any director, officer, or employee of Seller, any relative or affiliate of the foregoing or any such director, officer, or employee, nor any other corporation or enterprise in which, any such director, officer, or employee, or any such relative or affiliate had or now has a 5% or greater equity or voting or other substantial interest, possesses any Intangible which relates to the businesses of Seller.

         SECTION 3.10  QUESTIONABLE PAYMENTS.

         Neither Seller, nor any director, officer, agent, employee, or other person associated with, or acting on behalf of, Seller, has, directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment.

         SECTION 3.11  AUTHORITY.

         Seller has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary corporate proceedings of Seller have been duly taken to authorize the execution, delivery, and performance of this Agreement by Seller. This Agreement has been duly authorized, executed, and delivered by Seller, constitutes the legal, valid, and binding obligation of Seller, and is enforceable as to Seller in accordance with its terms. Except as otherwise set forth in this Agreement, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by Seller for the execution, delivery, or performance of this Agreement by Seller. No consent of any party to any material contract, agreement, instrument, lease, license, arrangement, or understanding to which Seller is a party, or to which its or any of its businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement (except such consents referred to in the Seller Disclosure Letter); and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to receive rights or privileges that such party was not entitled to receive immediately before this Agreement was executed under, or create any obligation on the part of Seller or Purchaser to which it was not subject immediately before this Agreement was executed under, any term of any such material contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the certificate of incorporation or by-laws of Seller (or the comparable charter documents, if any, under applicable law), or (if the provisions of this Agreement are satisfied) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on Seller or to which any of its businesses, properties, or assets are subject. Except as set forth in the Seller Disclosure Letter, neither Seller nor any of its officers, directors, employees, or agents has employed any broker or finder or incurred any liability for any fee, commission, or other compensation payable by any person on account of alleged employment as a broker or finder, or alleged performance of services as a broker or finder, in connection with or as a result of this Agreement or the other transactions contemplated hereby and in connection herewith.

         SECTION 3.12  INSURANCE.

         All policies of fire and other insurance against casualty and other losses and public liability insurance carried by Seller are described in the Seller Disclosure Letter (including the risks covered and limits of such policies) and are in full force and effect. A full and complete copy of each such insurance policy has been provided to Purchaser, and such policies are summarized in the Seller Disclosure Letter. All premiums in respect of such policies for which premium notices have been received have been paid in full as the same become due and payable. Seller has not failed to give any notice or present any claim under any insurance policy in due and timely fashion. There are no actual claims or claims threatened in writing against Seller which could come within the scope of such coverage nor are any such policies currently threatened with cancellation. There are no outstanding requirements or recommendations by any insurance company that issued a policy with respect to any of the assets, the businesses, or operations of Seller or by any Board of Fire Underwriters or other body exercising similar functions or by any governmental authority requiring or recommending any repairs or other work to be done on, or with respect to, any of the assets of Seller or requiring or recommending any equipment or facilities to be installed on any premises from which the businesses of Seller is conducted or in connection with any of the assets thereof. Seller has no knowledge of any material proposed increase in applicable insurance rates or of any conditions or circumstances applicable to the businesses thereof that might result in such increases. No such policy is terminable by virtue of the transactions contemplated by this Agreement.

         SECTION 3.13  BUSINESS CONDUCTED IN NO OTHER NAME.

         All business of Seller has been conducted for its benefit and there are no parties related or affiliated with Seller, either directly or indirectly, which are competing for the business thereof.

         SECTION 3.14  CUSTOMERS AND SUPPLIERS.

         There has been no termination or cancellation of any relationship between Seller and any material supplier, or any customer or group of customers which, individually or in the aggregate, represented more than five (5%) percent of the gross revenues of Seller nor is there any reason to believe that any such terminations or cancellations of such magnitudes are pending or threatened.

         SECTION 3.15  COMPLETENESS OF DISCLOSURE.

         No representation or warranty by Seller in this Agreement contains, or at the Closing Date will contain, an untrue statement of material fact or omits or at the Closing Date will omit to state a material fact required to be stated therein or necessary to make the statements made not misleading.

         SECTION 3.16  COMPLIANCE WITH LAW AND GOVERNMENT REGULATIONS.

         Seller is in compliance in all material respects with, and is not in violation of, applicable local or foreign statutes, laws and regulations (including without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business. Seller is not subject to any order, decree, judgment or other sanction of any court, administrative agency or other tribunal.

         SECTION 3.17  STABILIZATION.

         Seller has not, and no person acting on behalf thereof, has taken or will take, directly or indirectly, any action designed to, or that might reasonably be expected to cause or result in, stabilization in violation of law, or manipulation, of the price of the Purchaser Common Stock.

         SECTION 3.18  CERTAIN LOANS.

         There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by Seller to, or for the benefit of, any of the officers, directors, or director-nominees of Seller or any of the members of the families of any of them, except as disclosed in the Seller Disclosure Letter.

         SECTION 3.19  FINDERS.

         Seller has not incurred any liability, direct or indirect, for finders' or similar fees on behalf of or payable by Seller or Seller in connection with this Agreement or any other transaction involving Purchaser and Seller.

         SECTION 3.20  THIRD PARTY REGISTRATION RIGHTS.

         No stockholder of Seller has any right to request or require Seller to register the sale of any shares owned by such stockholder under the Securities Act on any registration statement.

         SECTION 3.21  INVESTMENT REPRESENTATIONS AND COVENANTS.

                  (a) The Seller is acquiring the shares of Purchaser Common Stock to be issued pursuant hereto for its own account and for investment only and not with a view to distribution or resale thereof within the meaning of such phrase as defined under the Securities Act. The Seller shall not dispose of any part or all of such shares of Purchaser Common Stock in violation of the provisions of the Securities Act and the rules and regulations promulgated under the Securities Act by the SEC and all applicable provisions of state securities laws and regulations.

                  (b) The certificate or certificates representing the shares of Purchaser Common Stock shall bear a legend in substantially the form set forth in Section 4.01(f) hereof.

                  (c) The Seller acknowledges being informed that the shares of Purchaser Common Stock to be issued pursuant hereto shall be unregistered, shall be "RESTRICTED SECURITIES" as defined in paragraph (a) of Rule 144 under the Securities Act, and must be held indefinitely unless (a) they are subsequently registered under the Securities Act, or (b) an exemption from such registration is available. The Seller further acknowledges that the Purchaser does not have an obligation to currently register such securities for the account of the Seller.

                  (d) The Seller acknowledges that it has been afforded access to all material information which they have requested relevant to their decision to acquire the shares of Purchaser Common Stock and to ask questions of Purchaser's management and that, except as set forth herein, neither Purchaser nor anyone acting on behalf of Purchaser has made any representations or warranties to the Seller which have induced, persuaded, or stimulated the Seller to acquire such shares of Purchaser Common Stock.

                  (e) Either alone, or together with their investment advisor(s), the Seller has the knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the prospective investment in the shares of Purchaser Common Stock, and the Seller is and will be able to bear the economic risk of the investment in such shares of Purchaser Common Stock.

IV.      THE EXCHANGE

         SECTION 4.01  TERMS OF THE EXCHANGE.

         On the basis of the representations, warranties, covenants, and agreements contained in this Agreement and subject to the terms and conditions of this Agreement:

                 (a) Seller shall sell, assign, transfer, and convey as a going concern to the Purchaser at the Closing all properties and assets of Seller at the date of the Closing of every kind and nature whatsoever, including the names, trademarks, contractual rights, books and records (other than stock ledgers and stock transfer books), business, and goodwill of Seller; and, in consideration therefor, the Purchaser shall deliver at the Closing to Seller (i) a stock certificate registered in its name for an aggregate of 600,000,000 shares of Purchaser Common Stock, and (ii) an Assignment and Assumption in the form attached hereto as Exhibit 4.01(a).

                 (b) The Purchaser shall not assume or be responsible for any obligation or liability of Seller set forth in Schedule 4.01(b) hereto.

                  (c) The consideration paid by the Purchaser shall be allocated among Seller's assets as set forth in Schedule 4.01(c) hereof.

                  (d) With respect to any properties or assets sold hereunder that cannot be physically delivered to the Purchaser because they are in the possession of third parties, or otherwise, Seller shall give irrevocable instructions to the party in possession thereof, if such be the case, with copies to the Purchaser, that all right, title, and interest therein have been vested in the Purchaser and that the same are to be held for the Purchaser's exclusive use and benefit.

                  (e) To the extent that the assignment by Seller to the Purchaser of any contract, agreement, instrument, lease, license, understanding, or arrangement to be assigned to the Purchaser hereunder shall require the consent of a party other than Seller which has not been obtained by the Closing and if the Purchaser shall nevertheless elect to consummate the transactions contemplated by this Agreement, this Agreement shall not constitute an agreement to assign the same if an attempted assignment without such consent would constitute a breach thereof unless the Purchaser before, at, or after the Closing elects in a writing delivered to Seller, specifically identifying such absent consent, to waive such consent. Nothing in this Section 4.01(e) regarding such non-assignment or such election shall limit any rights the Purchaser may have against Seller as a result of the failure to obtain such consent.

                  (f) All shares of Purchaser Common Stock to be issued hereunder shall be deemed "RESTRICTED SECURITIES" as defined in paragraph (a) of Rule 144 under the Securities Act of 1933, as amended (the "SECURITIES Act"), and the Seller represents herein that it is acquiring said shares for investment purposes only and without the intent to make a further distribution of such shares. All shares of Purchaser Common Stock to be issued under the terms of this Agreement shall be issued pursuant to an exemption from the registration requirements of the Securities Act, under Section 4(2) of the Securities Act and the rules and regulations promulgated thereunder. Certificates representing the shares of FSG Common Stock to be issued hereunder shall bear a restrictive legend in substantially the following form:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION PROVISIONS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

         SECTION 4.02  THE CLOSING.

         The closing (the "CLOSING") of the transactions contemplated by Section
4.01 shall take place at the offices of Reitler Brown & Rosenblatt LLC, counsel to the Purchaser, 800 Third Avenue, 21st Floor, New York, New York 10022, at 10:00 a.m., local time, on March 28, 2006 (the "CLOSING DATE"). The closing may occur at such different place, such different time, or such different date or a combination thereof as the Purchaser and Seller agree in writing. The Purchaser and Seller agree that the Closing may be completed by the attachment of facsimile signatures hereto. If the Closing shall not take place by March 28, 2006, then the parties not at fault shall, in addition to all other rights and remedies available at law or in equity against the defaulting parties, have the right to cancel and terminate this Agreement.

         SECTION 4.03  TRANSACTIONS AT THE CLOSING.

         The following transactions shall take place at the Closing:

                  (a) Seller shall deliver to the Purchaser all such warranty deeds in form for recording, bills of sale, assignments, evidences of consent, certificates representing all the outstanding shares of capital stock of the Seller Subsidiaries and certificates representing all other securities (in each case duly endorsed in blank or accompanied by stock or other powers duly endorsed in blank, with signatures guaranteed by a commercial bank located in the City of New York or a member of the firm of the New York Stock Exchange, Inc., and with all stock transfer and any other required documentary stamps affixed thereto), and other instruments or documents as in the opinion of counsel to the Purchaser may be necessary or desirable to evidence or perfect the sale, assignment, transfer, and conveyance of good and marketable title in fee simple absolute to all real properties and of good title to all other properties and assets to be sold to the Purchaser by Seller hereunder, in each case free and clear of all liens, mortgages, security interests, pledges, charges, and encumbrances (except such as are listed in paragraph 3.06(a) of the Seller Disclosure Letter). Seller shall also deliver to the Purchaser such of the books and records of Seller (except stock ledgers and stock transfer books, which shall always be available for inspection by the Purchaser) as shall be reasonably requested by the Purchaser; provided, however, that Seller and its officers, employees, counsel, and agents shall be afforded free and full access to its tax and accounting records relating to periods prior to the Closing and shall be permitted to make extracts from and copies of such records.

                  (b) The Purchaser shall deliver to Seller a certificate registered in its name for 600,000,000 shares of Purchaser Common Stock.

                  (c) The Purchaser shall deliver to Seller an Assignment and Assumption of the obligations and liabilities of Seller which the Purchaser has agreed to assume pursuant to Section 4.01, substantially in the form of Exhibit 4.01(a). In addition, the Purchaser shall deliver a specific instrument of assumption of any contractual obligation of Seller which the Purchaser has agreed to assume pursuant to Section 4.01(a) if a party thereto (other than Seller) shall condition the assignment thereof to the Purchaser on receipt of such specific instrument.

        SECTION 4.04  INDEMNITY AGAINST LIABILITIES.

                  (a) Seller agrees to indemnify and hold harmless the Purchaser Indemnitees against any and all losses, liabilities, damages, and expenses whatsoever (which shall include for all purposes of this Section 4.04 and Section 9.01, but not be limited to counsel fees and any and all expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) as and when incurred arising out of, based upon, or in connection with (A) any breach of any representation, warranty, covenant, or agreement of Seller contained in this Agreement or any other Transaction Agreement, (B) any obligation or liability of any nature, accrued or contingent, not assumed by the Purchaser in accordance with Section 4.01(a)(v); and

                  (b) if the Closing takes place, any act, alleged act, omission, or alleged omission occurring at or prior to the Closing (including without limitation any which arise out of, are based upon, or are in connection with any of the transactions contemplated hereby). The foregoing agreement to indemnify shall be in addition to any liability Seller may otherwise have, including liabilities arising under this Agreement.

V.      CONDITIONS TO OBLIGATIONS OF THE PURCHASER

         The obligations of the Purchaser under this Agreement are subject, at the option of the Purchaser, to the following conditions:

        SECTION 5.01 ACCURACY OF REPRESENTATIONS AND COMPLIANCE WITH CONDITIONS.

         All representations and warranties of Seller contained in this Agreement shall be accurate when made and, in addition, shall be accurate as of the Closing as though such representations and warranties were then made in exactly the same language by Seller and regardless of knowledge or lack thereof on the part of Seller or changes beyond its control; as of the Closing,

Seller shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by it at or before such time by this Agreement; and the Purchaser shall have received certificates executed by the chief executive officer and the chief financial officer of Seller, dated the date of the Closing, to that effect, substantially in the form of Exhibits 5.01 A and 5.01B, respectively.

         SECTION 5.02  OTHER CLOSING DOCUMENTS.

         Seller shall have delivered to the Purchaser at or prior to the Closing such other documents (including certificates of officers of Seller) as the Purchaser may reasonably request in order to enable the Purchaser to determine whether the conditions to their obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.

         SECTION 5.03  REVIEW OF PROCEEDINGS.

         All actions, proceedings, instruments, and documents required to carry out the Agreement and each of the documents contemplated thereby or in connection therewith and all other related legal matters shall be subject to the reasonable approval of Reitler Brown & Rosenblatt LLC, counsel to the Purchaser, and Seller shall have furnished such counsel such documents as such counsel may have reasonably requested for the purpose of enabling them to pass upon such matters.

         SECTION 5.04  LEGAL ACTION.

         There shall not have been instituted or threatened any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by this Agreement, or any document contemplated thereby or in connection therewith, or to obtain substantial damages with respect thereto.

         SECTION 5.05  NO GOVERNMENTAL ACTION.

         There shall not have been any action taken, or any law, rule, regulation, order, or decree proposed, promulgated, enacted, entered, enforced, or deemed applicable to the transactions contemplated by, or in connection with, this Agreement by any federal, state, local, or other governmental authority or by any court or other tribunal, including the entry of a preliminary or permanent injunction, which, in the sole judgment of the Purchaser, (a) makes any of the transactions contemplated by this Agreement illegal, (b) results in a delay in the ability of the Purchaser to consummate any of the transactions contemplated by this Agreement, (c) requires the divestiture by the Purchaser of a material portion of the business of either the Purchaser or of Seller, (d) imposes material limitations on the ability of the Purchaser effectively to exercise full rights of ownership with respect to the properties and assets purported to be sold pursuant to this Agreement, or (e) otherwise prohibits, restricts, or delays consummation of any of the transactions contemplated by this Agreement or impairs the contemplated benefits to the Purchaser of any of the transactions contemplated by this Agreement.

        SECTION 5.06  APPROVAL OF SELLER'S STOCKHOLDERS.

        The consummation of the transactions contemplated by, and in connection with, this Agreement shall have been approved at or before the Closing by the affirmative vote of the holders of the holders of the Seller Capital Stock.

        SECTION 5.07  GOVERNMENTAL APPROVAL.

        The parties to this Agreement shall have obtained at or prior to the Closing all required consents and unconditional written approvals of all governmental agencies having the legal or administrative right or obligation to consent to, or approve this Agreement and to the execution, delivery, and performance thereof.

        SECTION 5.08  BLUE-SKY LAW COMPLIANCE.

        The Purchaser shall have received at or prior to the Closing a permit from all appropriate blue-sky or securities law administrator(s) with regard to the issuance of Purchaser Common Stock as contemplated by this Agreement.

        SECTION 5.09  CONTRACTUAL CONSENTS NEEDED.

        The parties to this Agreement shall have obtained at or prior to the Closing all consents required for the consummation of the transactions contemplated by, or in connection with, this Agreement from any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which any of them is a party, or to which any of them or any of its businesses, properties, or assets are subject.

        SECTION 5.10  DUE DILIGENCE.

        The Purchaser shall be satisfied with its due diligence review of the Seller, including the form and substance of the Seller Disclosure Letter

VI.      CONDITIONS TO THE OBLIGATIONS OF SELLER

        The obligations of Seller under this Agreement are subject, at the option of Seller, to the following conditions:

        SECTION 6.01 ACCURACY OF REPRESENTATIONS AND COMPLIANCE WITH CONDITIONS.

        All representations and warranties of Purchaser contained in this Agreement shall be accurate when made and, in addition, shall be accurate as of the Closing as though such representations and warranties were then made in exactly the same language by Purchaser or Seller and regardless of knowledge or lack thereof on the part of Purchaser or Seller or changes beyond their control; as of the Closing, each of Purchaser and Seller shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by it at or before such time by this Agreement; and the Seller shall have received certificates executed by the chief executive officer and the chief financial officer of each of Purchaser, dated the date of the Closing, to that effect, substantially in the form of Exhibits

6.01 A and 6.01B, respectively.

         SECTION 6.02  OTHER CLOSING DOCUMENTS.

         The Purchaser shall have delivered to the Seller at or prior to the Closing such other documents (including certificates of officers of Purchaser) as the Seller may reasonably request in order to enable the Seller to determine whether the conditions to their obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.

         SECTION 6.03  REVIEW OF PROCEEDINGS.

         All actions, proceedings, instruments, and documents required to carry out this Agreement and each of the documents contemplated thereby or in connection therewith and all other related legal matters shall be subject to the reasonable approval of Seller, and Purchaser shall have furnished Seller such documents as Seller may have reasonably requested for the purpose of enabling them to pass upon such matters.

         SECTION 6.04  LEGAL ACTION.

         There shall not have been instituted or threatened any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by this Agreement, or any document contemplated thereby or in connection therewith, or to obtain substantial damages with respect thereto.

         SECTION 6.05  NO GOVERNMENTAL ACTION.

         There shall not have been any action taken, or any law, rule, regulation, order, or decree proposed, promulgated, enacted, entered, enforced, or deemed applicable to the transactions contemplated by, or in connection with, this Agreement by any federal, state, local, or other governmental authority or by any court or other tribunal, including the entry of a preliminary or permanent injunction, which, in the sole judgment of the Seller, (a) makes any of the transactions contemplated by Agreement's illegal, (b) results in a delay in the ability of the Seller to consummate any of the transactions contemplated by this Agreement, (c) requires the divestiture by the Purchaser of a material portion of the business of either the Purchaser, or of Seller, (d) imposes material limitations on the ability of the Purchaser effectively to exercise full rights of ownership with respect to the properties and assets purported to be sold pursuant to this Agreement, or (e) otherwise prohibits, restricts, or delays consummation of any of the transactions contemplated by this Agreement or impairs the contemplated benefits to Seller of any of the transactions contemplated hereby.

         SECTION 6.06  APPROVAL OF SELLER'S STOCKHOLDERS.

         The consummation of the transactions contemplated by, and in connection with, any of this Agreement, shall have been approved at or before the Closing by the affirmative vote of the holders of the Seller Capital Stock.

         SECTION 6.07  GOVERNMENTAL APPROVAL.

         The parties to this Agreement shall have obtained at or prior to the Closing the consent and unconditional written approval of all governmental agencies having the legal or administrative right or obligation to consent to, or approve, this Agreement and the execution, delivery, and performance hereof.

         SECTION 6.08  BLUE-SKY LAW COMPLIANCE.

         The Purchaser shall have received at or prior to the Closing a permit from all appropriate blue-sky or securities law administrator(s) with regard to the issuance of Purchaser Common Stock as contemplated by this Agreement.

         SECTION 6.09  CONTRACTUAL CONSENTS NEEDED.

         The parties to this Agreement shall have obtained at or prior to the Closing all consents required for the consummation of the transactions contemplated by, or in connection with, from any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which any of them is a party, or to which any of them or any of their respective businesses, properties, or assets are subject.

         SECTION 6.10  DUE DILIGENCE.

         The Seller shall be satisfied with its due diligence review of the Purchaser, including the form and substance of the Purchaser Disclosure Letter.

 VII.    COVENANTS AND AGREEMENTS OF SELLER

         Seller covenants and agree as follows:

         SECTION 7.01. ACCESS.

         Until the earlier of the Closing and the rightful abandonment or termination of this Agreement pursuant to Article IV or otherwise (the "RELEASE TIME"), Seller will afford the officers, employees, counsel, agents, investment bankers, accountants, and other representatives of the Purchaser and lenders, investors, and prospective lenders and investors free and full access to the plants, properties, books, and records of Seller, will permit them to make extracts from and copies of such books and records, and will from time to time furnish the Purchaser with such additional financial and operating data and other information as to the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of Seller as the Purchaser from time to time may request. Until the Release Time, Seller will make available to the Purchaser and its independent certified public accountants the work papers relating to the audits of Seller referred to in Section 3.03.

         SECTION 7.02  CONDUCT OF BUSINESS.

         Until the Release Time, Seller will conduct its affairs so that at the Closing no representation or warranty of Seller will be inaccurate, no covenant or agreement of Seller will be breached, and no condition in this Agreement will remain unfulfilled by reason of the actions or omissions of Seller. Except as otherwise requested by the Purchaser in writing, until the Release Time, Seller will, use its best efforts to preserve the business operations of Seller intact, to keep available the services of its present personnel, to preserve in full force and effect the contracts, agreements, instruments, leases, licenses, arrangements, and understandings of Seller, and to preserve the good will of its suppliers, customers, and others having business relations with any of them. Until the Release Time, Seller will conduct its business and operations in all respects only in the ordinary course.

         SECTION 7.03  ADVICE OF CHANGES.

         Until the Release Time, Seller will immediately advise the Purchaser in a detailed written notice of any fact or occurrence or any pending or threatened occurrence of which it obtains knowledge and which (if existing and known at the date of the execution of this Agreement) would have been required to be set forth or disclosed in or pursuant to this Agreement or a Schedule or an Exhibit hereto, which (if existing and known at any time prior to or at the Closing) would make the performance by any party of a covenant contained in this Agreement impossible or make such performance materially more difficult than in the absence of such fact or occurrence, or which (if existing and known at the time of the Closing) would cause a condition to any party's obligations under this Agreement not to be fully satisfied.

         SECTION 7.04  CONFIDENTIALITY.

         Seller shall insure that all confidential information which Seller, any of its officers, directors, employees, counsel, agents, investment bankers, or accountants, or any stockholder of the Seller, any of its counsel, agents, investment bankers, or accountants may now possess or may hereafter create or obtain relating to the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of Seller, the Purchaser, any affiliate of any of them, or any customer or supplier of any of them or any such affiliate shall not be published, disclosed, or made accessible by any of them to any other person or entity at any time or used by any of them except pending the Closing in the business and for the benefit of Purchaser, in each case without the prior written consent of the Purchaser; provided, however, that the restrictions of this sentence shall not apply (a) after this Agreement is rightfully terminated, but only to the extent such confidential information relates to the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of Seller, of any affiliate of any of them, or (insofar as such confidential information was obtained directly by Seller, or any such affiliate from any customer or supplier of any of them) of any such customer or supplier, (b) as may otherwise be required by law, (c) as may be necessary or appropriate in connection with the enforcement of this Agreement, or (d) to the extent such information shall have otherwise become publicly available. Seller shall, and shall cause all other such persons and entities to, deliver to the Purchaser all tangible evidence of such confidential information to which the restrictions of the foregoing sentence apply at the Closing or the earlier rightful termination of this Agreement.

         SECTION 7.05  PUBLIC STATEMENTS.

         Before Seller shall release any information concerning thus Agreement or any document contemplated hereby or in connection herewith, or the transactions contemplated by, which is intended for or may result in public dissemination thereof, it shall cooperate with the Purchaser, shall furnish drafts of all documents or proposed oral statements to the Purchaser for comments, and shall not release any such information without the written consent of the Purchaser. Nothing contained herein shall prevent Seller from releasing any information to any governmental authority if required to do so by law.

         SECTION 7.06      OTHER PROPOSALS.

         Seller shall not, and shall neither authorize nor permit any officer, director, employee, counsel, agent, investment banker, accountant, or other representative of Seller or of any Seller Subsidiary, directly or indirectly, to: (a) initiate contact with any person or entity in an effort to solicit any Takeover Proposal (as such term is defined in this Section 7.06); (b) cooperate with, or furnish or cause to be furnished any non-public information concerning the business, properties, or assets of Seller to, any person or entity in connection with any Takeover Proposal; (c) negotiate with any person or entity with respect to any
Takeover Proposal; or (d) enter into any agreement or understanding with the intent to effect a Takeover Proposal. Seller will immediately give written notice to the Purchaser of the details of any Takeover Proposal of which any of them becomes aware. As used in this Section 7.06, "TAKEOVER PROPOSAL" shall mean "any proposal, other than as contemplated by this Agreement, (e) for a merger, consolidation, reorganization, other business combination, or recapitalization involving Seller, for the acquisition of a 5% or greater interest in the equity or in any class or series of capital stock of Seller, for the acquisition of the right to cast 5% or more of the votes on any matter with respect to Seller, or for the acquisition of a substantial portion of any of its assets other than in the ordinary course of its businesses, or (f) the effect of which may be to prohibit, restrict, or delay the consummation of any of the transactions contemplated by this Agreement or impair the contemplated benefits to the
Purchaser  of  any  of  the   transactions   contemplated   by  the  Transaction
Agreements."

         SECTION 7.07  BULK SALES.

         The Purchaser hereby waives compliance by Seller with the provisions of any applicable bulk sales laws.

         SECTION 7.08  CONSENTS WITHOUT ANY CONDITION.

         Seller shall not make any agreement or reach any understanding not approved in writing by the Purchaser as a condition for obtaining any consent, authorization, approval, order, license, certificate, or permit required for the consummation of the transactions contemplated by this Agreement.

         SECTION 7.09  FILE TAX RETURN.

         If the Closing takes place, Seller agrees to file, within the time allowed by law, all federal, state, local, and foreign tax returns with the appropriate jurisdictions, for the period the end of the fiscal year during which the Closing shall take place, to include therein all information required to be contained therein relating to Seller for such period, and to pay all Taxes with respect to Seller for such period in a manner consistent with the allocation of the consideration paid by the Purchaser made pursuant to Section 4.01.

         SECTION 7.10  DELIVERY OF SELLER DISCLOSURE LETTER.

         Seller shall deliver the Seller Disclosure Letter to Purchaser no less than three business days prior to the Closing Date

VIII.    COVENANTS AND AGREEMENTS OF THE PURCHASER

         The Purchaser covenants and agrees as follows:

         SECTION 8.01  CAPITAL STOCK CHANGES.

         If, prior to the time for issuance of any shares of Purchaser Common Stock pursuant to Section 4.01, the Purchaser Common Stock shall be recapitalized or reclassified or the Purchaser shall effect any stock dividend, stock split, or reverse stock split of the Purchaser Common Stock or the Purchaser shall merge, consolidate, reorganize, or enter into another business combination with any other corporation or shall sell or exchange all or substantially all of its assets, then the shares of Purchaser Common Stock to be delivered thereafter under Section 4.01 shall be appropriately and equitably adjusted to the kind and amount of shares of stock and other securities and property which the holders of such shares of Purchaser Common Stock would have been entitled to receive had such stock been issued and outstanding as of the record date for determining stockholders entitled to participate in such corporate event. The provisions of this Section 8.01 shall apply to successive mergers, consolidations, reorganizations, and combinations.

         SECTION 8.02  ACCESS.

         Until the Release Time, Purchaser will afford the officers, employees, counsel, agents, investment bankers, accountants, and other representatives of the Seller and lenders, investors, and prospective lenders and investors free and full access to the plants, properties, books, and records of Purchaser, will permit them to make extracts from and copies of such books and records, and will from time to time furnish the Seller with such additional financial and operating data and other information as to the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of Purchaser as the Seller from time to time may request. Until the Release Time, Seller will cause the independent certified public accountants of Purchaser to make available to the Seller and its independent certified public accountants the work papers relating to the audits of Purchaser referred to in Section 2.03.



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

         SECTION 8.03  ADVICE OF CHANGES.

         Until the Release Time, Purchaser will immediately advise the Seller in a detailed written notice of any fact or occurrence or any pending or threatened occurrence of which it obtains knowledge and which (if existing and known at the date of the execution of this Agreement) would have been required to be set forth or disclosed in or pursuant to this Agreement or a Schedule or an Exhibit hereto, which (if existing and known at any time prior to or at the Closing) would make the performance by any party of a covenant contained in this Agreement impossible or make such performance materially more difficult than in the absence of such fact or occurrence, or which (if existing and known at the time of the Closing) would cause a condition to any party's obligations under this Agreement not to be fully satisfied.

         SECTION 8.04  CONFIDENTIALITY.

         Purchaser shall insure that all confidential information which Purchaser, any of its officers, directors, employees, counsel, agents, investment bankers, or accountants, or any stockholder or of the Purchaser, any of their respective counsel, agents, investment bankers, or accountants may now possess or may hereafter create or obtain relating to the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of Purchaser, the Seller, any affiliate of any of them, or any customer or supplier of any of them or any such affiliate shall not be published, disclosed, or made accessible by any of them to any other person or entity at any time or used by any of them except pending the Closing in the business and for the benefit of Purchaser, in each case without the prior written consent of the Seller; provided, however, that the restrictions of this sentence shall not apply (a) after this Agreement is rightfully terminated, but only to the extent such confidential information relates to the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of Purchaser, of any affiliate of any of them, or (insofar as such confidential information was obtained directly by Purchaser, or any such affiliate from any customer or supplier of any of them) of any such customer or supplier, (b) as may otherwise be required by law, (c) as may be necessary or appropriate in connection with the enforcement of this Agreement, or (d) to the extent such information shall have otherwise become publicly available. Purchaser shall, and shall cause all other such persons and entities to, deliver to the Seller all tangible evidence of such confidential information to which the restrictions of the foregoing sentence apply at the Closing or the earlier rightful termination of this Agreement.

         SECTION 8.05  PUBLIC STATEMENTS.

         Before Purchaser shall release any information concerning this Agreement or any document contemplated thereby or in connection therewith, or the transactions contemplated by, which is intended for or may result in public dissemination thereof, it shall cooperate with the Seller, shall furnish drafts of all documents or proposed oral statements to the Seller for comments, and shall not release any such information without the written consent of the Seller. Nothing contained herein shall prevent Purchaser from releasing any information to any governmental authority if required to do so by law.

         SECTION 8.06  CONSENTS WITHOUT ANY CONDITION.

         Purchaser shall not make any agreement or reach any understanding not approved in writing by the Seller as a condition for obtaining any consent, authorization, approval, order, license, certificate, or permit required for the consummation of the transactions contemplated by this Agreement.

         SECTION 8.07  DELIVERY OF PURCHASER DISCLOSURE LETTER.

         Purchaser shall deliver the Purchaser Disclosure Letter to Seller no less than three business days prior to the Closing Date.

IX.      MISCELLANEOUS

         SECTION 9.01  BROKERAGE FEES.

         If any person shall assert a claim to a fee, commission, or other compensation on account of alleged employment as a broker or finder, or alleged performance of services as a broker or finder, in connection with or as a result of any of the transactions contemplated by this Agreement, Seller shall (subject to the next sentence) indemnify and hold harmless the Purchaser Indemnitees against any and all losses, liabilities, claims, damages, and expenses whatsoever as and when incurred arising out of, based upon, or in connection with such claim by such person, and Seller shall at its sole expense defend any and all suits, actions, proceedings (formal or informal), or investigations involving such claim that may at any time be brought against any Indemnitee and satisfy promptly any settlement or judgment arising therefrom; but if Seller fails to defend such suit, action, proceeding, or investigation in a timely manner, the Purchaser or any Purchaser Indemnitee made a defendant therein or a party thereto shall have the right to defend and settle the same and pay any judgment or settlement pertaining thereto as it or he may reasonably deem appropriate at the cost and expense of Seller. If, however, it is ultimately determined in any such suit, action, or proceeding (in which the Purchaser and all Purchaser Indemnitees made a defendant therein or a party thereto were afforded the opportunity to have their counsel participate in the defense) that the Purchaser or any Purchaser Indemnitee made a defendant therein or a party thereto was the sole employer of such broker or finder or services were performed solely for the Purchaser or any Purchaser Indemnitee made a defendant therein or a party thereto, then Seller shall not be responsible under this
Section 9.01 and amounts theretofore paid by them by reason of this Section 9.01 shall be reimbursed by the Purchaser or the Indemnitee, as the case may be, who was the sole employer.

         SECTION 9.02  FURTHER ACTIONS.

         At any time and from time to time, each party agrees, at its or his expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

         SECTION 9.03  AVAILABILITY OF EQUITABLE REMEDIES.

         Since a breach of the provisions of this Agreement could not adequately be compensated by money damages, any party shall be entitled, either before or after the Closing, in addition to any other right or remedy available to it, to an injunction restraining such breach or a threatened breach and to specific performance of any such provision of this Agreement, and in either case no bond or other security shall be required in connection therewith, and the parties hereby consent to the issuance of such an injunction and to the ordering of specific performance.

         SECTION 9.04  SURVIVAL.

         The covenants, agreements, representations, and warranties contained in or made pursuant to this Agreement shall survive the Closing and any delivery of the consideration described in Section 4.01 hereof by the Purchaser, irrespective of any investigation made by or on behalf of any party. The statements contained in any document executed by Seller relating hereto or thereto or delivered to the Purchaser in connection with the transactions contemplated hereby or thereby, or in any statement, certificate, or other instrument delivered by or on behalf of Seller, pursuant hereto or thereto or delivered to the Purchaser in connection with the transactions contemplated hereby or thereby shall be deemed representations and warranties, covenants and agreements, or conditions, as the case may be, of Seller hereunder for all purposes of this Agreement (including all statements, certificates, or other instruments delivered pursuant hereto or thereto or delivered in connection with the transactions contemplated hereby or thereby).

         SECTION 9.05  MODIFICATION.

         This Agreement and the Schedules and Exhibits hereto set forth the entire understanding of the parties with respect to the subject matter hereof (except as provided in Section 9.04), supersede all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by each party with the approval of the Board of Directors or by an officer of each corporate party.

         SECTION 9.06  NOTICES.

         Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested (or by the most nearly comparable method if mailed from or to a location outside of the United States) or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given at the address of such party set forth in the preamble to this Agreement (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 9.06) with a copy to each of the other parties hereto. Any notice given to any corporate party shall be addressed to the attention of the Corporate Secretary. Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 9.06. Any notice or other communication given by certified mail (or by such comparable method) shall be deemed given at the time of certification thereof (or comparable act), except for a notice changing a party's address which will be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 9.06 shall be deemed given at the time of receipt thereof.

         SECTION 9.07  WAIVER.

         Any waiver by any party of a breach of any term of this Agreement shall not operate as or be construed to be a waiver of any other breach of that term or of any breach of any other term of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing and, in the case of a corporate party, be authorized by a resolution of the Board of Directors or by an officer of the waiving party.

         SECTION 9.08  BINDING EFFECT.

         The provisions of this Agreement shall be binding upon and inure to the benefit of Seller, the Purchaser and its successors and shall inure to the benefit of each Purchaser Indemnitee and its successors and assigns (if not a natural person) and his assigns, heirs, and personal representatives (if a natural person).

         SECTION 9.09  NO THIRD PARTY BENEFICIARIES.

         This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement (except as provided in Section 9.08).

         SECTION 9.10  SEPARABILITY.

         If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

         SECTION 9.11  HEADINGS.

         The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

         SECTION 9.12  COUNTERPARTS; GOVERNING LAW.

                  (a) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement will be deemed to be made in and in all respects will be interpreted, construed and governed by and in accordance with the law of the State of New York, without regard to the conflict of law principles thereof.

                  (b) EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE FEDERAL COURTS SITTING IN THE STATE OF NEW YORK IN ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH OF THE PARTIES AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT MUST BE LITIGATED EXCLUSIVELY IN ANY SUCH STATE OR, TO THE EXTENT

PERMITTED BY LAW, FEDERAL COURT THAT SITS IN THE COUNTY OF NEW YORK, AND ACCORDINGLY, EACH PARTY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. EACH PARTY FURTHER IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9.06. NOTHING IN THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

                  (c) EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH OF THE PARTIES (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.12.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                             SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.


                                       CABLE & CO. WORLDWIDE, INC.



                                       By:
                                          --------------------------------------
                                          Alberto Salvucci
                                          Chairman of the Board of Directors




                                       LIFEHEALTHCARE, INC.



                                       By:
                                          --------------------------------------
                                          Martin C. Licht
                                          Chairman of the Board of Directors














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